Exhibit 10.2

Amendment #2 to Sponsored Research Agreement

This Amendment #2 to Sponsored Research Agreement (this “Amendment #2”), executed on November 12, 2014 (“Agreement”), is made and entered into as of November 30, 2016 (“Amendment #2 Effective Date”) by and between Medgenics Medical Israel, Ltd. (“SPONSOR”) and The Children’s Hospital of Philadelphia (“CHOP”).

RECITALS

Whereas SPONSOR and CHOP desire to amend the Sponsored Research Agreement to extend the term of the Agreement and to increase the Budget of the Research Program by $6,455,772 for a new total of $17,263,325.

Whereas any capitalized term not separately defined in this Amendment #2 shall have the meaning ascribed to it in the Agreement.

Now, therefore, in consideration of the mutual agreements, promises and covenants contained herein SPONSOR and CHOP hereby agree to amend the Sponsored Research Agreement as follows:

1.	Section 3.1 of the Agreement is hereby replaced in its entirety with the following:

“Term. The term of this AGREEMENT shall begin on the EFFECTIVE DATE and shall end on June 30, 2018. This AGREEMENT may be extended or renewed beyond June 30, 2018, only with the PARTIES’ mutual written agreement.”

2.	Invoice and Payment Schedule of Attachment B (Budget) as attached to Amendment #1 to Sponsored Research Agreement dated December 18, 2015, is hereby supplemented by Attachment B to this Amendment #2 and thus the statement of work and budget for Phase 3 is authorized through June 30, 2018.

All other terms and conditions of the Sponsored Research Agreement not amended herein shall remain in full force and effect.

In witness whereof, SPONSOR and CHOP have caused this Amendment #2 to be duly executed as of the Amendment #2 Effective Date.

MEDGENICS MEDICAL ISRAEL, LTD.		THE CHILDREN’S HOSPITAL OF PHILADELPHIA
By:		By:
Name:	Michael Cola	Name:	Prema Sundaram
Title:	Chief Executive Officer	Title:	Manager, Sponsored Projects
Date:		Date:

AGREED AND ACKNOWLEDGED
BY:
Name:	Hakon Hakonarson, MD
Title:	Principal Investigator, Director, CAG
Date: